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FIRST BANK NATIONAL ASSOCIATION         International Banking Division, MPFP1007
Minneapolis Office                                         Cable: FIRSTBANK, MPS
601 Second Avenue South                              TELEX: 192179 FBNA INTL MPS
Minneapolis, Minnesota 55402-4302                           S.W.I.F.T.: FNBMUS44
612 973-0736/0710                                              Fax: 612 973-0838

SEPTEMBER 30, 1997
                        AMENDMENT TO STANDBY LETTER OF CREDIT

    AMENDMENT NUMBER    2    LETTER OF CREDIT NUMBER  76471
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BENEFICIARY:   THE TRAVELERS INDEMNITY COMPANY (BENEFICIARY)
               NATIONAL ACCOUNTS COLLATERAL UNIT
               ONE TOWER SQUARE
               HARTFORD, CONNECTICUT 06183

APPLICANT:     IN HOME HEALTH, INC.
               601 CARLSON PARKWAY, SUITE 500
               MINNETONKA, MINNESOTA 55305-5214

               THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

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PRESENT AVAILABLE BALANCE DECREASED BY $221,155.00 TO A NEW TOTAL OF
$2,211,845.00.
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FOR INFORMATIONAL PURPOSES ONLY: EXPIRATION DATE HAS BEEN EXTENDED TO
DECEMBER 15, 1998, IN ACCORDANCE WITH THE TERMS OF THE LETTER OF CREDIT.

THE AMENDMENT ABOVE IS SUBJECT TO BENEFICIARY APPROVAL/DISAPPROVAL AND MUST BE ACCEPTED OR REFUSED BY MAKING SUCH NOTATION BY YOUR SIGNATURE ON THE ATTACHED COPY OF THIS AMENDMENT ON THE LINES PROVIDED AND RETURNING SAME TO OURSELVES. IMMEDIATE REPLY REQUESTED.

I,                    APPROVE/ACCEPT SUBJECT AMENDMENT
  -------------------
(AUTHORIZED SIGNER)                          DATED
                                                   --------------------
                      OR

I,                    DISAPPROVE/REFUSE SUBJECT AMENDMENT
  -------------------
(AUTHORIZED SIGNER)                          DATED
                                                   --------------------

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS PUBLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE, OR ANY SUBSEQUENT REVISION THERETO.

THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE CREDIT AND MUST BE ATTACHED THERETO.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

FIRST BANK NATIONAL ASSOCIATION, MINNEAPOLIS 0FFICE

/s/ Julie A. Adams       /s/ Dawn Johnston
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AUTHORIZED SIGNATURE     AUTHORIZED SIGNATURE

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